                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSRS

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                  --------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       04/30/2005

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Latin America Fund

Semiannual Report to Shareholders

April 30, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This fund is also nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2005

Classes A, B, C and M

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class M shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/05
Scudder Latin America Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	15.22%	39.81%	15.37%	8.76%	9.55%
Class B	14.69%	38.60%	14.44%	7.92%	8.69%
Class C	14.77%	38.67%	14.47%	7.89%	8.68%
MSCI EM Latin America Index+	16.44%	44.50%	20.49%	10.83%	10.29%
Scudder Latin America Fund	6-Month*	1-Year	3-Year	Life of Class*
Class M	15.33%	40.14%	15.94%	18.13%
MSCI EM Latin America Index+	16.44%	44.50%	20.49%	20.57%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Class M shares commenced operations on December 14, 2001. Index returns begin December 31, 2001.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Latin America Fund — Class A [] MSCI EM Latin America Index+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/05
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,177	$14,474	$14,345	$23,461
	Average annual total return	31.77%	13.12%	7.48%	8.90%
Class B	Growth of $10,000	$13,560	$14,787	$14,538	$23,000
	Average annual total return	35.60%	13.93%	7.77%	8.69%
Class C	Growth of $10,000	$13,867	$14,998	$14,616	$22,995
	Average annual total return	38.67%	14.47%	7.89%	8.68%
MSCI EM Latin America Index+	Growth of $10,000	$14,450	$17,493	$16,724	$26,636
	Average annual total return	44.50%	20.49%	10.83%	10.29%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Comparative Results as of 4/30/05
Scudder Latin America Fund		1-Year	3-Year	Life of Class*
Class M	Growth of $10,000	$14,014	$15,585	$17,543
	Average annual total return	40.14%	15.94%	18.13%
MSCI EM Latin America Index+	Growth of $10,000	$14,450	$17,493	$18,656
	Average annual total return	44.50%	20.49%	20.57%

The growth of $10,000 is cumulative.

* Class M shares commenced operations on December 14, 2001. Index returns begin December 31, 2001.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class M
Net Asset Value 4/30/05	$ 31.60	$ 31.36	$ 31.34	$ 32.26
10/31/04	$ 27.80	$ 27.71	$ 27.62	$ 28.07
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .42	$ .42	$ .36	$ .10
Class A Lipper Rankings — Latin American Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	17	of	20	81
3-Year	17	of	20	81

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 30 days will have a lower total return die to the effect of the 2% short-term redemption fee.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 4/30/05
Scudder Latin America Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class S	15.31%	40.06%	15.63%	9.05%	9.84%
Class AARP	15.29%	40.01%	15.63%	9.07%	9.85%
MSCI EM Latin America Index+	16.44%	44.50%	20.49%	10.83%	10.29%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/05	$ 32.02	$ 31.67
10/31/04	$ 27.87	$ 27.84
Distribution Information: Six Months: Income Dividends as of 4/30/05	$ .10	$ .43

Growth of an Assumed $10,000 Investment
[] Scudder Latin America Fund — Class S [] MSCI EM Latin America Index+

Yearly periods ended April 30
Comparative Results as of 4/30/05
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$14,006	$15,461	$15,421	$25,569
	Average annual total return	40.06%	15.63%	9.05%	9.84%
Class AARP	Growth of $10,000	$14,001	$15,460	$15,435	$25,591
	Average annual total return	40.01%	15.63%	9.07%	9.85%
MSCI EM Latin America Index+	Growth of $10,000	$14,450	$17,493	$16,724	$26,636
	Average annual total return	44.50%	20.49%	10.83%	10.29%

The growth of $10,000 is cumulative.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S Lipper Rankings — Latin American Funds Category as of 4/30/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	15	of	20	72
3-Year	15	of	20	72
5-Year	8	of	13	58
10-Year	4	of	7	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class B; had it not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended April 30, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2005
Actual Fund Return	Class A	Class B	Class C	Class M	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,152.20	$ 1,146.90	$ 1,147.70	$ 1,153.30	$ 1,152.90	$ 1,153.10
Expenses Paid per $1,000*	$ 9.71	$ 14.43	$ 14.06	$ 8.70	$ 8.91	$ 8.70
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class M	Class AARP	Class S
Beginning Account Value 11/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/05	$ 1,015.77	$ 1,011.36	$ 1,011.70	$ 1,016.71	$ 1,016.51	$ 1,016.71
Expenses Paid per $1,000*	$ 9.10	$ 13.51	$ 13.17	$ 8.15	$ 8.35	$ 8.15

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class M	Class AARP	Class S
Scudder Latin America Fund	1.82%	2.71%	2.64%	1.63%	1.67%	1.63%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Lead Portfolio Managers Paul Rogers and Tara Kenney discuss Scudder Latin America Fund's strategy and the market environment during the six-month period ended April 30, 2005.

Q:  How did the Latin American stock markets perform during the semiannual period?

A:  Stocks in Latin America performed well both on an absolute basis and relative to the broader world markets. For the period, the fund's benchmark — the MSCI EM Latin America Index — returned 16.44%. In comparison, the MSCI World Index (an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East) returned 5.70%.

A significant portion of the return of Latin American stocks came from the strength in the region's currencies — most notably the Brazilian real — against the dollar.1 For example, it required 2.859 real to purchase one US dollar at the beginning of the period, but only 2.529 by the close. As a result, Brazil's Bovespa Stock Index rose about 21% for US dollar investors despite gaining only 7% in local currency terms.2 While the currency gain may be partially due to short-term market speculation, it also serves as an illustration of foreign investors' increasing confidence in the Latin American economies. We view it as a positive that currency exchange rates held up relatively well even during March and April, when both stocks and bonds were losing ground.

1 Since mutual funds generally purchase stock in local currencies, the appreciation of those currencies versus the dollar raises the value of the equity investment.

2 Bovespa Stock Index ($) is a total return index weighted by traded volume and is comprised of the most liquid stocks traded on the Sao Paulo Stock Exchange. The index is calculated using closing local market prices and converts to US dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Q:  What was the reason for the strength in Latin American stock markets and currencies?

A:  The region's financial markets were helped by both a positive global backdrop and favorable region-specific developments. From a global standpoint, persistent strength in worldwide economic growth has boosted the Latin economies. Additionally, the sharp rise in the prices of oil and other commodities has brought more money into the coffers of the region's governments, and this has contributed to both market-friendly reforms and debt reduction. The performance of the asset class also was boosted by the ready availability of credit that has resulted from the low level of interest rates worldwide. During times when "liquidity" is high — in other words, when interest rates are low and investors have cash on hand that needs to be put to work — the Latin America equity markets tend to perform well.

The Latin markets were also helped by the continued improvement in the health of both the government and corporate sectors. Corporate earnings growth remained strong, as better-than-expected gross domestic product (GDP) growth for 2004, along with higher commodity prices, were the drivers for exceptional earnings growth and high profit margins in the fourth quarter. At the sector level, the continued boom in commodities and materials prices translated into much higher earnings for steel, mining, pulp and paper, and oil and gas companies. An increase in consumer demand also is becoming evident through rising demand for credit from banks and for housing and consumer goods. Taken together, these factors contributed to the outperformance of stocks in Latin America relative to the broader world markets.

Despite the markets' strong results for the full six months, the reporting period closed on a down note due to the litany of concerns that began to weigh on the market. These included the possibility of interest rates rising at a faster-than-expected pace in the United States, worries about rising inflation worldwide and investors' renewed aversion to risk. These issues caused the Latin markets to weaken in the final two months of the period.

Q:  What were the notable developments in the fund's two largest positions on the country level, Brazil and Mexico?

A:  With respect to Brazil, the country's current account remains supported by robust trade figures and record surpluses, and the fiscal situation is much better than it has been in the past.3 Although the economy is expected to slow in 2005, estimates place GDP growth on track for a gain of 3.8%. Notably, Brazil canceled its $40 billion standby loan agreement with the International Monetary Fund. Inflation remains stubbornly high, however, coming in at 7.39% for the 12 months ended in February. The central bank has been forced to respond by keeping interest rates at a higher level than investors had been expecting, leading to fears that economic growth will weaken in the second half of 2005. We don't see interest rates as being a significant brake on the economy, but this issue did prove to be a hindrance to market performance in the second half of the semiannual period. A potential positive, should interest rates begin to fall in the second half of the year, is that local pension funds' investment in the Brazilian stock market remains at the low end of its historical range. This means that there could be some pent-up buying power available to support the market.

3 The current account is the difference between a nation's total exports of goods, services and money transfers, and its imports of them. A current account surplus is preferable to a deficit.

Higher local interest rates also have been a cause for concern in Mexico, as the central bank has thus far acted in lockstep with the US Federal Reserve. On a positive note, inflation indicators appear under control, and this should start to increase the possibility of interest rate easing in the future. The Mexican economy continues to expand at a healthy clip, as January industrial production figures turned in a strong performance and retail sales were also robust. The high level of oil prices has also been helpful, given Mexico's role as an exporter. Mexico's economy remains linked to US economic growth, however, so this could be an area to watch.

These healthy economic underpinnings should keep Mexico on a solid footing, although the political picture does present some cause for concern. The mayor of Mexico City — Andres Manuel Lopez Obrador, a populist from the more leftist party, the Partido Revolutionario Democratica (PRD) — is emerging as a strong competitor to current candidates from both President Vincente Fox's party, the PAN, as well as the long dominant PRI. Given that election "noise" has been a cause for market volatility over time, this development bears close watching and unfortunately could be an issue until the October 2006 presidential elections.

Q:  How did the fund perform during the period?

A:  The total return of the fund's Class A shares for the six months ended April 30, 2005, was strong on an absolute basis at 15.22%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.) Despite the fund's robust return, it trailed the 16.44% return of its benchmark, the MSCI EM Latin America Index, as well as the 17.30% average return of the 20 funds in its Lipper peer group, Latin American Funds.4

4 Source: Lipper Inc. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc., as falling into the Latin American Funds category, which are defined as those that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Latin American region or in a single country within this region.

Q:  Why did the fund underperform?

A:  There were two markets during the period, a bull market for the first four months (up 30.24%) and a bear market for the final two months (down 10.68%).5 While the fund held its own in the rising market, our strong-conviction names, which are also favorites of global investors, sold off more sharply in the downturn than we believe was warranted. This was due primarily to concerns over global macroeconomic factors rather than specific issues with the Latin American companies or markets. While this took a bite out of performance in the short term, we are invested in these companies for their long-term return potential and anticipate a rebound as the growth and interest rate outlook improves.

A second reason for underperformance was the fund's underweight in Chile, where the economy grew 6.1% in 2004 — the highest growth rate for the past seven years, buoyed by the strength in commodities.6 This was reflected in strong outperformance by Chilean steel, mining, and paper and pulp stocks. We raised the fund's weighting in Chile in the second half of the period — primarily through investments in electric utilities — but this was not enough to offset the performance gap. Our underweights in the smaller markets of Colombia and Peru also hurt performance for the period.

5 A bull market is a rising market; a bear market is a falling market.

6 An "underweight" is a weighting in a stock or security lower than that of the benchmark. An "overweight" is a weighting in a stock or industry greater than that of the benchmark.

On the positive side, our overweight positions in both Mexico and Brazil added to performance, particularly in the mining (Companhia Vale do Rio Doce), banking (Banco Itau Holding Financeira SA and Banco Bradesco SA (ADR)) and electric utility (CPFL Energia SA (ADR)) sectors in Brazil, and in the housing sector (Corporacion GEO SA de CV and Urbi, Desarrollos Urbanos SA de CV) in Mexico. Small-cap companies that helped in the consumer sector in Brazil were Gol-Linhas Aereas Inteligentes SA (ADR) (discount airline) and Natura Consmeticos SA (cosmetics).

We continue to invest with the same emphasis we have always had, which is to own well-managed companies with strong cash flows and low levels of debt. However, in order to address the fund's underperformance over the past 18 months, we are placing a greater emphasis on active risk management. First, we have begun to look at the fund's weightings in relation to the benchmark. In a general sense, our goal is to avoid adding risk to the fund by establishing weightings in individual stocks that deviate sharply from their weightings in the index. Second, we are examining the portfolio to ensure that we do not hold too many stocks with a high correlation (in other words, stocks whose performance will be very similar given certain developments in the market). We believe an increased focus on risk, along with our traditional bottom-up investment approach, will help the fund continue to deliver competitive long-term performance results.

Q:  Will you discuss the fund's positioning?

A:  Given the increasing volatility in the marketplace — with large price movements in individual stocks in both directions — we have had to become more tactical (i.e., short term) in our positioning. Although we continue to believe commodity prices are in the midst of a long-term upswing, we also expect that the rate of change will slow from last year's high level. Accordingly, we have cut back on some of the more cyclical (economically sensitive) Brazilian stocks in the portfolio. Positions that we trimmed in the latter half of the period included Companhia Sidurgica Nacional SA (ADR),Gerdau SA (Preferred) (steel) and Companhia Vale do Rio Doce (ADR) (mining). We also trimmed our holdings in Banco Itau Holding Financeira SA (banking) and Companhia Energetica de Minas Gerais SA (Preferred) (utility) due to strong returns in those stocks. We increased our weighting in Petroleo Brasiliero SA (Preferred) (oil) as the outlook for increased production became clearer and also added to Unibanco — Uniao de Bancos Brasileiros SA (GDR) (banking) due to what we believe is its significant undervaluation versus other banks in our portfolio.7 In general, we believe that valuations and the potential for earnings growth in the next one to three years are stronger in the consumer sector than among commodities producers.

7 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

Another notable move was our decision to add to our holdings of two Chilean electric utilities, Empresa Nacional de Electricidad SA (ADR) and Enersis SA (ADR), which also operate generation and distribution facilities throughout the rest of Latin America. We believe that over the coming years, Latin America's demand for electricity will continue to grow faster than GDP and outstrip current supply. We expect this will lead to a better pricing environment for electric companies, which in turn should translate to a favorable earnings growth trend.

In Mexico, we increased the fund's position in the mobile telecommunications company America Movil SA de CV (ADR). We believe the company is well-positioned to capitalize on the rapid growth of cell phone usage in all of Latin America, as it has exposure to Central America, the Andean region and Brazil, in addition to its dominant position in Mexico. Elsewhere in Mexico, we have adopted a more defensive posture for the short term as we have shifted toward companies less likely to be affected by trends in the broader economy, including rising interest rates and increased political risk. We continued to add to our investments in the Mexican housing sector, as represented by investments in Corporacion GEO SA de CV; Urbi, Desarrollo Urbanos SA de CV and Consorcio ARA SA de CV. Home mortgages are just starting to become popular in Mexico, and this has increased the demand for housing. We also added to the financial group Grupo Financiero Inbursa SA de CV, which is active in consumer finance and also is expanding into infrastructure development, an area receiving a renewed attention from the government. We believe this trend will remain strong independent of growth trends in the broader Mexican economy. Finally, we increased our position in Grupo Aeroportuario del Sureste SA de CV (ADR), an airport operator that caters to the international consumer.

Q:  How do you measure the balance of risks and opportunities as you look ahead to the remainder of the year?

A:  In the short term, uncertainty regarding inflation, interest rates and the direction of global growth is likely to keep investors' risk aversion high. We also believe it is unlikely that the region will gain a boost from rising commodities prices as it has in the past two years. Further, it is unlikely that dollar-based investors will benefit from gains from currency appreciation similar to those we have witnessed in the past year. Despite the presence of these risks, we feel the long-term fundamentals of Latin America remain strong. We believe the improvements in both government finances and corporate earnings trends, when combined with declining interest rates, will provide a solid underpinning to the region's markets for years to come.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2005

Geographical Diversification (Excludes Cash Equivalents)	4/30/05	10/31/04

Brazil	54%	53%
Mexico	36%	37%
Chile	6%	7%
Argentina	3%	2%
Peru	1%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/05	10/31/04

Materials	24%	21%
Telecommunication Services	21%	20%
Energy	15%	18%
Financials	14%	12%
Consumer Discretionary	8%	11%
Consumer Staples	6%	7%
Industrials	6%	4%
Utilities	6%	7%
	100%	100%

Geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2005 (61.2% of Net Assets)
1. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	13.2%
2. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	10.6%
3. America Movil SA de CV Provider of wireless communication services	Mexico	9.8%
4. Banco Itau Holding Financeira SA Provider of banking services	Brazil	5.0%
5. Grupo Televisa SA de CV Operator of media businesses	Mexico	4.7%
6. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	4.6%
7. Cemex SA de CV Producer of concrete and cement	Mexico	4.0%
8. Banco Bradesco SA Provider of banking services	Brazil	3.4%
9. Wal-Mart de Mexico SA de CV Operator of discount stores	Mexico	3.4%
10. Companhia de Bebidas das Americas Producer of consumer beverages	Brazil	2.5%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2005 (Unaudited)

	Shares	Value ($)

Equity Securities 96.7%
Argentina 2.8%
Banco Macro Bansud SA "B"	829,530	1,092,256
BI SA (New)"A"* (c)	3,231,425	1,310,892
Loma Negra SA* (c)	448,653	873,013
Nortel Inversora SA "A" (ADR) (Preferred)*	33,663	222,176
Quimica Estrella SA "B"*	227,160	59,353
Telecom Argentina SA "B"*	466,175	1,072,182
Tenaris SA (ADR)	122,900	7,023,735
(Cost $16,032,922)		11,653,607
Brazil 51.9%
All America Latina Logistica (Preferred)	205,000	1,195,867
All America Latina Logistica (Preferred) (Unit)*	40,300	1,163,655
Aracruz Celulose SA "B" (ADR)	71,000	2,179,700
Banco Bradesco SA (ADR) (Preferred)	466,100	14,402,490
Banco Itau Holding Financeira SA (ADR)	43,600	3,729,980
Banco Itau Holding Financeira SA (Preferred)	98,688	17,251,373
Brasil Telecom Participacoes SA	357,749,900	2,971,227
Braskem SA (ADR) (Preferred)	82,000	3,215,220
Braskem SA "A" (Preferred)	72,988,000	2,880,551
Caemi Mineracao e Metalurgica SA (Voting)*	3,061,700	2,336,991
Companhia de Bebidas das Americas (ADR) (Preferred)	390,100	10,571,710
Companhia de Concessoes Rodoviarias	108,400	2,272,177
Companhia Energetica de Minas Gerais SA (Preferred)	110,100,000	3,086,806
Companhia Siderurgica Nacional SA (ADR)	281,600	6,161,408
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	1,133,400	26,294,880
Companhia Vale do Rio Doce (ADR)	681,400	18,363,730
Companhia Vale do Rio Doce	1,170,800	13,891
CPFL Energia SA (ADR)*	178,300	4,181,135
Gerdau SA (Preferred)	137,900	1,355,276
Gol-Linhas Aereas Inteligentes SA (ADR)*	65,900	1,869,583
Natura Cosmeticos SA	84,300	2,533,501
Perdigao SA (Preferred)	103,600	1,954,408
Petroleo Brasileiro SA (Preferred)	930,947	34,204,064
Petroleo Brasileiro SA (ADR) (Preferred)	506,400	18,610,200
Petroleo Brasileiro SA (ADR)	63,500	2,662,555
Sadia SA (Preferred)	730,300	1,166,862
Tele Norte Leste Participacoes SA (ADR) (Preferred)	666,500	9,864,200
Telemar Norte Leste SA "A" (Preferred)	115,700	2,539,131
Telesp Celular Participacoes SA (ADR)*	413,300	2,182,224
Telesp-Telecomunicacoes de Sao Paulo SA (Preferred)	117,893,400	2,237,107
Unibanco — Uniao de Bancos Brasileiros SA (GDR)	191,800	6,365,842
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	343,700	6,796,520
Votorantim Celulose e Papel SA (ADR)	136,425	1,499,311
(Cost $130,883,921)		218,113,575
Chile 6.3%
Banco Santander Chile SA (ADR)	117,900	3,699,702
Compania de Telecomunicaciones de Chile SA (ADR)*	422,200	4,496,430
Empresa Nacional de Electricidad SA (ADR)	276,300	6,155,964
Enersis SA (ADR)	976,300	8,484,047
Lan Airlines SA (ADR)	38,500	1,359,050
Sociedad Quimica y Minera de Chile SA (ADR)	28,700	2,416,540
(Cost $23,237,025)		26,611,733
Mexico 34.6%
Alfa SA "A"	1,134,200	5,739,889
America Movil SA de CV "L" (ADR)*	834,000	41,408,100
Cemex SA de CV (ADR)	467,269	16,821,684
Coca-Cola Femsa SA de CV "L" (ADR)	45,600	1,041,048
Consorcio ARA SA de CV*	771,100	2,378,367
Corporacion GEO SA de CV "B"*	2,796,800	5,828,511
Fomento Economico Mexicano SA de CV (ADR)	130,900	6,682,445
Grupo Aeroportuario del Sureste SA de CV (ADR)*	139,800	4,132,488
Grupo Bimbo SA de CV "A"	337,900	886,339
Grupo Financiero Inbursa SA de CV "O"	1,374,300	2,846,628
Grupo Mexico SA de CV "B"*	384,200	1,801,160
Grupo Televisa SA (ADR)	352,000	19,775,360
Telefonos de Mexico SA de CV "L" (ADR)	571,800	19,384,020
Urbi, Desarrollo Urbanos SA de CV*	573,400	2,800,691
Wal-Mart de Mexico SA de CV "V"	3,809,540	14,124,212
(Cost $86,148,354)		145,650,942
Peru 1.1%
Compania de Minas Buenaventura SA (ADR) (Cost $2,885,608)	212,200	4,530,470
Total Equity Securities (Cost $259,187,830)		406,560,327

Cash Equivalents 2.4%
United States
Scudder Cash Management QP Trust, 2.81% (b) (Cost $10,320,873)	10,320,873	10,320,873
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $269,508,703) (a)	99.1	416,881,200
Other Assets and Liabilities, Net	0.9	3,591,035
Net Assets	100.0	420,472,225

* Non-income producing security.

(a) The cost for federal income tax purposes was $272,337,114. At April 30, 2005, net unrealized appreciation for all securities based on tax cost was $144,544,086. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $153,026,457 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $8,482,371.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities
Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
BI SA "A" (New)	10/22/1993	3,360,564	1,310,892.31
Loma Negra SA	8/29/1999-11/17/2001	4,816,805	873,013.21
Total Restricted Securities			2,183,905.52

ADR: American Depositary Receipts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $259,187,830)	$ 406,560,327
Investments in Scudder Cash Management QP Trust (cost $10,320,873)	10,320,873
Total investments in securities, at value (cost $269,508,703)	416,881,200
Foreign currency (cost $1,602,900)	1,601,806
Dividends receivable	3,025,831
Interest receivable	27,833
Receivable for Fund shares sold	132,188
Foreign taxes recoverable	10,890
Other assets	12,267
Total assets	421,692,015
Liabilities
Payable for investments purchased	389,465
Payable for Fund shares redeemed	100,206
Accrued management fee	406,819
Other accrued expenses and payables	323,300
Total liabilities	1,219,790
Net assets, at value	$ 420,472,225
Net Assets
Net assets consist of: Undistributed net investment income	2,031,375
Net unrealized appreciation (depreciation) on: Investments	147,372,497
Foreign currency related transactions	52,031
Accumulated net realized gain (loss)	(30,592,509)
Paid-in capital	301,608,831
Net assets, at value	$ 420,472,225

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2005 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($10,795,996 ÷ 341,638 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 31.60
Maximum offering price per share (100 ÷ 94.25 of $31.60)	$ 33.53

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,080,389 ÷ 34,454 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 31.36

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,829,878 ÷ 58,396 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 31.34
Class M Net Asset Value and redemption price(a) per share ($12,742,660 ÷ 394,949 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 32.26
Class AARP Net Asset Value, offering and redemption price(a) per share ($6,056,293 ÷ 189,112 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 32.02
Class S Net Asset Value, offering and redemption price(a) per share ($387,967,009 ÷ 12,251,096 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 31.67

(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2005 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $924,970)	$ 6,214,117
Interest — Scudder Cash Management QP Trust	106,580
Total Income	6,320,697
Expenses: Management fee	2,648,137
Services to shareholders	424,669
Custodian and accounting fees	286,378
Distribution service fees	22,066
Auditing	45,770
Legal	7,839
Directors' fees and expenses	8,246
Reports to shareholders	16,463
Registration fees	35,368
Other	4,398
Total expenses, before expense reductions	3,499,334
Expense reductions	(3,297)
Total expenses, after expense reductions	3,496,037
Net investment income (loss)	2,824,660
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	32,471,426
Foreign currency related transactions (including CPMF tax of $19,566)	(107,183)
32,364,243
Net unrealized appreciation (depreciation) during the period on: Investments	21,616,712
Foreign currency related transactions	50,801
21,667,513
Net gain (loss) on investment transactions	54,031,756
Net increase (decrease) in net assets resulting from operations	$ 56,856,416

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Year Ended October 31, 2004
Operations: Net investment income (loss)	$ 2,824,660	$ 8,330,035
Net realized gain (loss) on investment transactions	32,364,243	34,225,426
Net unrealized appreciation (depreciation) on investment transactions during the period	21,667,513	50,145,672
Net increase (decrease) in net assets resulting from operations	56,856,416	92,701,133
Distributions to shareholders from: Net investment income: Class A	(162,715)	(125,346)
Class B	(8,524)	(2,144)
Class C	(9,957)	(22,052)
Class M	(41,985)	(213,781)
Class AARP	(14,703)	(26,909)
Class S	(5,377,440)	(5,818,866)
Fund share transactions: Proceeds from shares sold	39,085,455	49,884,858
Reinvestment of distributions	5,308,247	5,781,528
Cost of shares redeemed	(51,479,636)	(82,506,808)
Redemption fees	24,324	—
Net increase (decrease) in net assets from Fund share transactions	(7,061,610)	(26,840,422)
Increase (decrease) in net assets	44,179,482	59,651,613
Net assets at beginning of period	376,292,743	316,641,130
Net assets at end of period (including undistributed net investment income of $2,031,375 and $4,822,039, respectively)	$ 420,472,225	$ 376,292,743

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 27.80	$ 21.59	$ 15.21	$ 17.36	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.18	.54	.22	.14	(.09)
Net realized and unrealized gain (loss) on investment transactions	4.04	6.05	6.26	(2.10)	(4.06)
Total from investment operations	4.22	6.59	6.48	(1.96)	(4.15)
Less distributions from: Net investment income	(.42)	(.38)	(.10)	(.27)	—
Redemption fees	.00***	—	.00***	.08	—
Net asset value, end of period	$ 31.60	$ 27.80	$ 21.59	$ 15.21	$ 17.36
Total Return (%)[d]	15.22**	30.85[e]	42.72[e]	(11.12)	(19.29)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	11	9	6.23		.55
Ratio of expenses before expense reductions (%)	1.82*	1.99	2.17	2.18	2.18*
Ratio of expenses after expense reductions (%)	1.82*	1.91	2.14	2.18	2.18*
Ratio of net investment income (loss) (%)	1.14*	2.24	1.29	.83	(1.39)*
Portfolio turnover rate (%)	.74*	62	24	22	20

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 27.71	$ 21.51	$ 15.18	$ 17.32	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.34	.07	.04	(.14)
Net realized and unrealized gain (loss) on investment transactions	4.03	6.04	6.26	(2.14)	(4.05)
Total from investment operations	4.07	6.38	6.33	(2.10)	(4.19)
Less distributions from: Net investment income	(.42)	(.18)	—	(.12)	—
Redemption fees	.00***	—	.00***	.08	—
Net asset value, end of period	$ 31.36	$ 27.71	$ 21.51	$ 15.18	$ 17.32
Total Return (%)[d]	14.69e**	29.82[e]	41.70[e]	(11.82)	(19.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.4		.22	.04	.001
Ratio of expenses before expense reductions (%)	2.82*	3.09	3.00	2.98	2.98*
Ratio of expenses after expense reductions (%)	2.71*	2.76	2.96	2.98	2.98*
Ratio of net investment income (loss) (%)	.25*	1.39	.47	.03	(2.19)*
Portfolio turnover rate (%)	74*	62	24	22	20

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2005[a]	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 27.62	$ 21.45	$ 15.14	$ 17.28	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.05	(.07)[f]	.08	.05	(.14)
Net realized and unrealized gain (loss) on investment transactions	4.03	6.43	6.23	(2.15)	(4.09)
Total from investment operations	4.08	6.36	6.31	(2.10)	(4.23)
Less distributions from: Net investment income	(.36)	(.19)	—	(.12)	—
Redemption fees	.00***	—	.00***	.08	—
Net asset value, end of period	$ 31.34	$ 27.62	$ 21.45	$ 15.14	$ 17.28
Total Return (%)[d]	14.77**	29.77[e]	41.68[e]	(11.82)	(19.67)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.5		.22	.01	.001
Ratio of expenses before expense reductions (%)	2.64*	2.92	2.97	2.95	2.95*
Ratio of expenses after expense reductions (%)	2.64*	2.72	2.92	2.95	2.95*
Ratio of net investment income (loss) (%)	.32*	(6.62)[f]	.51	.06	(2.16)*
Portfolio turnover rate (%)	74*	62	24	22	20

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Due to the timing of subscriptions and redemptions for this class in relation to the operating results of the Fund, the amount shown does not correspond to the net investment income per share and ratio of net investment income (loss) of other share classes during the year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class M
Years Ended October 31,	2005[a]	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 28.07	$ 21.78	$ 15.26	$ 18.95
Income (loss) from investment operations: Net investment income (loss)[c]	.21	.61	.26	.18
Net realized and unrealized gain (loss) on investment transactions	4.08	6.12	6.30	(3.95)
Total from investment operations	4.29	6.73	6.56	(3.77)
Less distributions from: Net investment income	(.10)	(.44)	(.14)	—
Redemption fees and other	.00***	—	.10[d]	.08
Net asset value, end of period	$ 32.26	$ 28.07	$ 21.78	$ 15.26
Total Return (%)	15.33**	31.21[e]	43.87[e]	(19.47)f**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	12	11	9
Ratio of expenses before expense reductions (%)	1.63*	1.80	1.92	1.91*
Ratio of expenses after expense reductions (%)	1.63*	1.67	1.89	1.91*
Ratio of net investment income (loss) (%)	1.33*	2.48	1.54	1.10*
Portfolio turnover rate (%)	74*	62	24	22

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.

[c] Based on average shares outstanding during the period.

[d] Includes a one time reduction in certain liabilities of an acquired fund.

[e] Total return would have been lower had certain expenses not been reduced.

[f] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 27.87	$ 21.65	$ 15.25	$ 17.40	$ 22.75	$ 23.51
Income (loss) from investment operations: Net investment income (loss)[c]	.20	.58	.26	.21	.27	(.03)
Net realized and unrealized gain (loss) on investment transactions	4.05	6.08	6.28	(2.11)	(3.95)	(.73)
Total from investment operations	4.25	6.66	6.54	(1.90)	(3.68)	(.76)
Less distributions from: Net investment income	(.10)	(.44)	(.14)	(.33)	(.18)	—
Net realized gains on investment transactions	—	—	—	—	(1.49)	—
Total distributions	(.10)	(.44)	(.14)	(.33)	(1.67)	—
Redemption fees	.00***	—	.00***	.08	—	—
Net asset value, end of period	$ 32.02	$ 27.87	$ 21.65	$ 15.25	$ 17.40	$ 22.75
Total Return (%)	15.29**	31.10[d]	43.20[d]	(10.83)	(17.08)	(3.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	3.93		.17	.18	.02
Ratio of expenses before expense reductions (%)	1.67*	1.90	1.91	1.91	1.90	1.91*
Ratio of expenses after expense reductions (%)	1.67*	1.77	1.88	1.91	1.90	1.91*
Ratio of net investment income (loss) (%)	1.29*	2.38	1.55	1.10	1.33	(.15)*
Portfolio turnover rate (%)	74*	62	24	22	20	42

[a] For the six months ended April 30, 2005 (Unaudited).

[b] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2005[a]	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 27.84	$ 21.62	$ 15.23	$ 17.39	$ 22.74	$ 19.95
Income (loss) from investment operations:
Net investment income (loss)[b]	.21	.59	.26	.21	.27	.20[c]
Net realized and unrealized gain (loss) on investment transactions	4.05	6.06	6.27	(2.12)	(3.95)	2.64
Total from investment operations	4.26	6.65	6.53	(1.91)	(3.68)	2.84
Less distributions from: Net investment income	(.43)	(.43)	(.14)	(.33)	(.18)	(.05)
Net realized gains on investment transactions	—	—	—	—	(1.49)	—
Total distributions	(.43)	(.43)	(.14)	(.33)	(1.67)	(.05)
Redemption fees	.00***	—	.00***	.08	—	—
Net asset value, end of period	$ 31.67	$ 27.84	$ 21.62	$ 15.23	$ 17.39	$ 22.74
Total Return (%)	15.31**	31.09[d]	43.19[d]	(10.89)	(17.08)	14.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	388	351	298	228	294	422
Ratio of expenses before expense reductions (%)	1.63*	1.81	1.92	1.91	1.90	180[e]
Ratio of expenses after expense reductions (%)	1.63*	1.75	1.90	1.91	1.90	1.79[e]
Ratio of net investment income (loss) (%)	1.33*	2.40	1.53	1.10	1.33	.80
Portfolio turnover rate (%)	74*	62	24	22	20	42

[a] For the six months ended April 30, 2005 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Net investment income per share includes non-recurring dividend income of $.05 per share.

[d] Total return would have been lower had certain expenses not been reduced.

[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.79%, respectively.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class M shares were offered to a limited group of investors through an acquisition of assets and are not available for additional purchase. Class M shares may be exchanged for Class A shares without being subject to an initial sales charge. Shares of Class AARP are designed for members of AARP. Class M, AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $60,113,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($26,624,000), October 31, 2010 ($18,397,000) and October 31, 2011 ($15,092,000), the respective expiration dates, whichever occurs first, of which $26,624,000 may be subject to certain limitations imposed by sections 382-384 of the Internal Revenue Code.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2005, purchases and sales of investment securities (excluding short-term investments) aggregated $154,019,474 and $162,622,184, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $400,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2005, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.24% of the Fund's average daily net assets.

Effective October 1, 2003 through February 28, 2006, the Advisor has contractually agreed to waive a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C and M shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent, dividend paying agent and shareholder service functions to DST. SISC and SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2005, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2005
Class A	$ 8,827	$ —	$ 2,967
Class B	1,550	415	185
Class C	1,212	—	506
Class M	11,419	—	1,523
Class AARP	5,640	—	1,584
Class S	290,931	—	108,200
	$ 319,579	$ 415	$ 114,965

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended April 30, 2005, the amount charged to the Fund by SFAC for accounting services aggregated $96,248, of which $15,211 is unpaid at April 30, 2005.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2005, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2005
Class B	$ 3,002	$ 653
Class C	4,596	1,119
	$ 7,598	$ 1,772

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the six months ended April 30, 2005, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2005	Annualized Effective Rate
Class A	$ 12,196	$ 822.20%
Class B	851	122.21%
Class C	1,421	326.23%
	$ 14,468	$ 1,270

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2005 aggregated $4,757.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2005, the CDSC for Class B and Class C shares aggregated $422 and $2,048, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

Insurance Brokerage Commissions. The Fund paid insurance premiums to an unaffiliated insurance broker in 2002 and 2003. This broker in turn paid a portion of its commissions to an affiliate of the Advisor, which performed certain insurance brokerage services for the broker. The Advisor has reimbursed the Fund for the portion of commissions (plus interest) paid to the affiliate of the Advisor attributable to the premiums paid by the Fund. The amounts for 2002 and 2003 were $78 and $95, respectively.

D. Expense Reductions

In addition, for the six months ended April 30, 2005, the Advisor agreed to reimburse the Fund $2,882, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2005		Year Ended October 31, 2004
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	312,601	$ 10,158,661	601,058	$ 15,107,846
Class B	25,435	817,805	20,379	513,512
Class C	51,711	1,691,194	234,889	5,794,751
Class M	—	—	145	5,467
Class AARP	123,595	4,060,290	174,988	4,429,110
Class S	697,284	22,357,505	971,574	24,034,172
		$ 39,085,455		$ 49,884,858
Shares issued to shareholders in reinvestment of distributions
Class A	4,427	$ 139,632	4,007	$ 95,767
Class B	229	7,193	83	1,996
Class C	257	8,067	93	2,223
Class M	799	32,277	5,005	120,512
Class AARP	429	13,688	1,028	24,581
Class S	161,734	5,107,390	231,747	5,536,449
		$ 5,308,247		$ 5,781,528
Shares redeemed
Class A	(295,025)	$ (9,346,293)	(559,359)	$ (13,284,029)
Class B	(6,545)	(206,036)	(15,341)	(376,743)
Class C	(10,931)	(352,903)	(227,942)	(5,838,961)
Class M	(38,701)	(1,216,990)	(73,035)	(1,793,311)
Class AARP	(60,382)	(1,960,377)	(93,727)	(2,315,009)
Class S	(1,208,941)	(38,397,037)	(2,408,637)	(58,898,755)
		$ (51,479,636)		$ (82,506,808)
Redemption fees		$ 24,324		—
Net increase (decrease)
Class A	22,003	$ 960,791	45,706	$ 1,919,584
Class B	19,119	619,147	5,121	138,765
Class C	41,037	1,350,292	7,040	(41,987)
Class M	(37,902)	(1,184,713)	(67,885)	(1,667,332)
Class AARP	63,642	2,117,673	82,289	2,138,682
Class S	(349,923)	(10,924,800)	(1,205,316)	(29,328,134)
		$ (7,061,610)		$ (26,840,422)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Account Management Resources

For shareholders of Classes A, B, C and M

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class M
Nasdaq Symbol	SLANX	SLAOX	SLAPX	SLALX
CUSIP Number	811165-737	811165-729	811165-711	811165-638
Fund Number	474	674	774	174

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLAMX	SLAFX
Fund Number	174	074
Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Scudder Distributors, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. With respect to accounts that are jointly held, an opt-out request received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:

For Class AARP:
AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S:
Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For all other classes:
Scudder Investments, Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

September 2004

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                Not applicable.

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Latin America Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Julian Sluyters
                                     -------------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Latin America Fund, a series of
                                    Scudder International Fund, Inc.

By:                                 /s/Julian Sluyters
                                    --------------------------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               June 30, 2005

By:                                 /s/Paul Schubert
                                    --------------------------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               June 30, 2005